       As filed with the Securities and Exchange Commission
on November 14, 1996.            Registration No. 333-____________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933


                                  KEANE, INC.
-------------------------------------------------------------------------------
               (Exact name of issuer as specified in its charter)


            Massachusetts                             04-2437166
---------------------------------          ------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


Ten City Square, Boston, Massachusetts                             02129
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                       1992 EMPLOYEE STOCK PURCHASE PLAN
-------------------------------------------------------------------------------
                            (Full Title of the Plan)


                             Hal J. Leibowitz, Esq.
                               c/o Hale and Dorr
                                60 State Street
                          Boston, Massachusetts  02109
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)


                                (617) 526-6000
-------------------------------------------------------------------------------
         (Telephone Number, Including Area Code, of Agent For Service)

                        CALCULATION OF REGISTRATION FEE



====================================================================================================
                                        Proposed         Proposed
Title of                                Maximum          Maximum
Securities            Amount            Offering         Aggregate           Amount
to be                 to be             Price Per        Offering         of Registration
Registered          Registered          Share (1)        Price (1)            Fee (1)
---------------------------------------------------------------------------------------------------
Common Stock,
$.10 par value    300,000 shares       $48.06            $14,418,000         $4,370
===================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) and based on the average of the reported high and low sale prices of the registrant's Common Stock on the American Stock Exchange on November 8, 1996.

                    Statement of Incorporation by Reference
                    ---------------------------------------

          This Registration Statement on Form S-8 (the "Registration Statement") incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-52758, filed by Keane, Inc., a Massachusetts corporation (the "Company"), with the Securities and Exchange Commission on October 2, 1992, relating to the Company's 1992 Employee Stock Purchase Plan.

                                   SIGNATURES
                                   ----------



   Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 12th day of November, 1996.

                                         KEANE, INC.


                                         By:  /s/ John F. Keane
                                              -----------------------
                                              John F. Keane,
                                              President and
                                              Chief Executive Officer


                               POWER OF ATTORNEY
                               -----------------

   We, the undersigned Directors and Officers of the Company hereby constitute John F. Keane, Wallace A. Cataldo, Francis M. Cleary, Norman B. Asher and Hal J. Leibowitz, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as Directors and Officers to enable Keane, Inc. to comply with all requirements of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                     Date
---------                     -----                     ----


(i)       Principal executive                              )
          officer:                                         )
                                                           )
                                                           )
/s/ John F. Keane                President and             )
-------------------------------  Chief Executive           )
John F. Keane                    Officer                   )
                                                           )
                                                           )
(ii)      Principal financial and                          )
          accounting officer:                              )
                                                           )
                                                           )
/s/ Wallace A. Cataldo           Vice President-           )
-------------------------------  Finance                   )
Wallace A. Cataldo                                         )
                                                           )
                                                           )
(iii)     A majority of the                                )
          Board of Directors:                              )
                                                           )
                                                           )
/s/ John F. Keane                Director                  )November 12, 1996
-------------------------------                            )
John F. Keane                                              )
                                                           )
                                                           )
/s/ John F. Rockart              Director                  )
-------------------------------                            )
John F. Rockart                                            )
                                                           )
                                                           )
/s/ Winston R. Hindle, Jr.       Director                  )
-------------------------------                            )
Winston R. Hindle, Jr.                                     )

                                 EXHIBIT INDEX
                                 -------------




Exhibit No.                   Description                 Page
-------------  -----------------------------------------  ----

  4.1          Articles of Organization, as amended,        *
               of the Registrant (filed as Exhibit 3.1
               to the Registrant's Annual Report on
               Form 10-K for the year ended
               December 31, 1995 File No. 1-7516)
               are incorporated herein by reference.

  4.2          By-Laws, as amended, of the Registrant       *
               (filed as Exhibit 3.2 to the Registrant's
               Annual Report on Form 10-K for the
               year ended December 31, 1995
               File No. 1-7516) are incorporated
               herein by reference.

  5.1          Opinion of Hale and Dorr.                    6

  23.1         Consent of Coopers & Lybrand L.L.P.          8

  23.2         Consent of Hale and Dorr (included in        6
               Exhibit 5.1).

  24           Power of Attorney (included on page          3
               3 of this Registration Statement).

-----------

 *  Incorporated herein by reference